SUB-ITEM 77Q1(a)(1)

The amended Appendix A, dated May 1, 2002, to the By-Laws for MFS Municipal Series Trust is contained in Post-Effective Amendment No. 26 to the Registration Statement for MFS Government Securities Fund (File Nos. 2-74959 and 811-3327), as filed with the Securities and Exchange Commission on June 25, 2002. Such document is incorporated herein by reference.